UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 23, 2025
ELLINGTON FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34569	26-0489289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
53 Forest Avenue
Old Greenwich, CT 06870
(Address and zip code of principal executive offices)
Registrant's telephone number, including area code: (203) 698-1200
Not Applicable
(Former Name or Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	EFC	The New York Stock Exchange
6.750% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	EFC PR A	The New York Stock Exchange
6.250% Series B Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR B	The New York Stock Exchange
8.625% Series C Fixed-Rate Reset Cumulative Redeemable Preferred Stock	EFC PR C	The New York Stock Exchange
7.00% Series D Cumulative Perpetual Redeemable Preferred Stock	EFC PRD	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.    Entry into a Material Definitive Agreement
On December 23, 2025, Ellington Financial Inc. (the “Company”) and Ellington Financial Management LLC, the Company’s manager (the "Manager"), entered into separate amendments (each an "Amendment" and collectively, the "Amendments") to its existing equity distribution agreements dated September 30, 2024 (collectively, as amended, the "Existing Sales Agreements") with each of Citizens JMP Securities, LLC (“Citizens JMP”), B. Riley Securities, Inc. (“B. Riley Securities”), BTIG, LLC (“BTIG”) and Armstrong Securities LLC ("Armstrong") relating to the Company’s previously announced at the market common stock offering program (the “Offering”).
On December 23, 2025, the Company and the Manager also entered into separate equity distribution agreements (the “New Sales Agreements” and, together with the Existing Sales Agreements, the “Sales Agreements”) with each of Citadel Securities Institutional LLC (“Citadel") and Moelis & Company LLC (“Moelis" and, together with Citizens JMP, B. Riley Securities, BTIG, Armstrong and Citadel, the “Agents”) to add Citadel and Moelis as additional sales agents in the Offering. The New Sales Agreements are substantively identical to the Existing Sales Agreements.
The Amendments, among other things, increase the maximum aggregate offering price of the common stock that may be offered and sold from time to time by the Company pursuant to the Sales Agreements, provide that the Shares (as defined below) will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-292424) and modify the Existing Sales Agreements to include Citadel and Moelis as additional sales agents. In accordance with the terms of the Sales Agreements, shares of common stock having a maximum aggregate offering price of up to $500 million (the “Shares”) remain available for sale from time to time by the Company through the Agents.
The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-292424) and the Company has filed a prospectus supplement, dated December 23, 2025, to the prospectus dated December 23, 2025, with the Securities and Exchange Commission (the "SEC"), in connection with the offer and sale of the Shares from time to time in the future.
Pursuant to the Sales Agreements, the Shares may be offered and sold through the Agents in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the New York Stock Exchange or any other existing trading market for our common stock or sales made to or through a market maker. Each Agent will be entitled to compensation of up to 2.0% of the gross proceeds from the sale of the Shares sold through it under the applicable Sales Agreement. The Company has no obligation to sell any of the Shares under the Sales Agreements and may at any time suspend solicitations and offers under the Sales Agreements.
Armstrong, an agent in the Offering, is a subsidiary of the Company. As an Agent, Armstrong will receive compensation for the Shares sold in the Offering, which compensation will not exceed, but may be less than, 2.0% of the gross proceeds from the sale of the common stock pursuant to the terms of the equity distribution agreement between the Company and Armstrong.
The Agents and their respective affiliates may provide various investment banking and advisory services for the Company from time to time for which they may receive customary fees and expenses. The Agents and their respective affiliates may, from time to time, engage in other transactions with and perform services for the Company in the ordinary course of their businesses. The Company is not under any contractual obligation to engage the Agents to provide investment banking, lending, asset management and financial advisory services to the Company in the future. If the Agents provide such services to the Company after the Offering, the Company may pay the Agents fair and reasonable fees that would be determined at that time in an arm's length negotiation.
The Company has agreed to indemnify the Agents against specified liabilities, including liabilities under the Securities Act, or to contribute to payments that each such Agent may be required to make because of those liabilities.
The foregoing description of the Sales Agreements and the Amendments is not complete and is qualified in its entirety by reference to the form of Existing Sales Agreement, the form of New Sales Agreement and the form of the Amendment, copies of which are attached hereto or incorporated by reference herein as Exhibits 1.1, 1.2 and 1.3, respectively, and incorporated in this Item 1.01 by reference.
In connection with the filing of the prospectus supplement, dated December 23, 2025, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Vinson & Elkins L.L.P., with respect to the legality of the Shares.
This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed with this Current Report on Form 8-K.
1.1    Form of Existing Sales Agreement (incorporated by reference to Exhibit 1.1 to the Company's current report on Form 8-K filed with the SEC on September 30, 2024)
1.2    Form of New Sales Agreement
1.3    Form of Amendment
5.1    Opinion of Vinson & Elkins L.L.P. as to the legality of the Shares
23.1    Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1)
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELLINGTON FINANCIAL INC.

Date:	December 29, 2025	By:	/s/ JR Herlihy
JR Herlihy
Chief Financial Officer

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